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Exhibit 23.  CONSENT OF ARTHUR ANDERSEN LLP





                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated June 2, 1999 included in this Form 10-K for the year ended March 31, 1999, into the previously filed registration statement of Scherer Healthcare, Inc. on Form S-8 (File No. 333-74877).

/s/Arthur Andersen LLP

Atlanta, Georgia
June 25, 1999

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